Northwestern Mutual Series Fund, Inc.

Supplement Dated February 21, 2007 to the

Prospectus Dated May 1, 2006

This Supplement revises certain information contained in the prospectus dated May 1, 2006 for the Northwestern Mutual Series Fund, Inc. (the “Prospectus”). You should read this Supplement together with the Prospectus which you have already received. Please retain this Supplement for future reference.

ADDITION OF CO-PORTFOLIO MANAGER TO THE AGGRESSIVE GROWTH STOCK PORTFOLIO

Effective March 1, 2007, Jill M. Grueninger will join William R. Walker as a co-portfolio manager of the Aggressive Growth Stock Portfolio. As stated in the Prospectus, Ms. Grueninger currently has primary responsibility for the small and mid cap portions of the Asset Allocation Portfolio, and also manages other Mason Street Advisors equity accounts and various portfolios for Northwestern Mutual.

REVISION TO A COMPONENT OF THE INVESTMENT OBJECTIVE OF THE BALANCED PORTFOLIO

At a Special Meeting of the Shareholders of Northwestern Mutual Series Fund, Inc. (“NMSF”) held on February 20, 2007, the shareholders of NMSF’s Balanced Portfolio (the “Portfolio”) approved an amendment to a component of the Portfolio’s investment objective. Currently, the equity portion of the Balanced Portfolio is invested in the manner as described for the Index 500 Stock Portfolio. The Index 500 Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index, which Index is unmanaged and is comprised of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy. Using a computer program, the Index 500 Stock Portfolio invests in stocks included in the S&P 500® Index in proportion to their weighting in the Index. In order to provide the Portfolio with more flexibility to achieve its primary objective of realizing as high a level of total return as is consistent with prudent investment risk, shareholders were asked to approve an amendment that would provide the Portfolio with the ability to invest in small and mid cap stocks, and in international stocks, in addition to the large capitalization securities included in the S&P 500® Index.

Pursuant to the changes approved by the Balanced Portfolio’s shareholders, and effective April 30, 2007, the diversification of the equity portion of the Balanced Portfolio will not be limited to investments in those large capitalization companies that comprise the S&P 500® Index and may be invested in small and mid cap stocks, and in international stocks. In addition, the removal of the references to the objectives of the Select Bond Portfolio and the Money Market Portfolio as part of the Balanced Portfolio’s supplemental objective, to avoid confusion with the primary objective of the Balanced Portfolio, was approved by the shareholders.

Effective April 30, 2007, the amendment will affect the Prospectus as follows:

SUMMARY – Investment Objectives and Strategies

In the “Summary – Investment Objectives and Strategies” section of the Prospectus, the language set forth under “Balanced Portfolio - Strategy” on page 5 would be deleted in its entirety and replaced with the following:

Investing in the stock, bond and money market sectors, management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

Principal Risks

In the section of the Prospectus entitled, “Principal Risks,” the descriptions of the risk of investments in small and mid cap stocks, high yield debt securities and international securities would be amended to indicate that such risks also may apply to the Portfolio.

Investment Objectives and Strategies

In the section of the Prospectus entitled, “Investment Objectives and Strategies,” the language set forth under “Balanced Portfolio” on page 23 would be deleted in its entirety and replaced with the following:

The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation. Total return consists of current income, including dividends, interest and discount accruals, and capital appreciation. Investing in the stock, bond and money market sectors, management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is actively managed to attempt to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to a benchmark of 35-55% equities, 40-60% debt and 0-20% in money market instruments. However, these benchmarks are not minimum and maximum limits and the manager may invest a greater or lesser percentage in any component.

Equity investments will be actively managed and may consist of small, mid and large capitalization companies and foreign stocks based on the manager’s economic and market outlook, and its perceived opportunities in each class. Up to 25% of net assets may be invested in foreign stocks. Debt securities will generally consist of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of the Portfolio’s total net assets in non-investment grade high yield/high risk bonds which involve special investment risks discussed under the section “Principal Risks.” Money market instruments will consist of high-quality, short term money market instruments that present minimal credit risks, as determined by the manager. Up to 30% of the Portfolio’s net assets may be invested in foreign bonds.

The Portfolio normally has some portion of its assets invested in each of the three asset categories. However, up to 100% of the Balanced Portfolio’s assets may be invested in money market instruments. Not more than 75% of the Balanced Portfolio’s assets may be invested in either the stock sector or the bond sector. No minimum percentage has been established for any of the sectors.